Schedule of Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Net operating loss carryforwards	$ 1,876	$ 827
Accruals, reserve and other	292	120
Tax credit carryforwards	145	13
Property and equipment	2
Intangibles	223	130
Other	(1)	1
Total deferred tax assets	2,537	1,091
Valuation allowance	(2,537)	(1,091)
Net deferred tax assets	$ 0	$ 0